Exhibit 10.1

ROYALTY AGREEMENT

This Royalty Agreement ("Agreement") is made as of October 1, 2013 (“Effective Date”) by and between Asterias Biotherapeutics, Inc., a Delaware corporation (“Asterias”), and Geron Corp., a Delaware corporation (“Geron”).

RECITALS

WHEREAS, Asterias, BioTime, Inc. and Geron have entered into that certain Asset Contribution Agreement, dated January 4, 2013 (the “Asset Contribution Agreement”), pursuant to which Geron has transferred and assigned certain patents and patent applications to Asterias in exchange for shares of Asterias common stock; and

WHEREAS, Asterias has agreed to enter into this Agreement and pay to Geron royalties on product sales and a share of royalties received from third party licensees on the sale products covered by the Geron patents, on the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Parties hereto agree as follows:

ARTICLE 1 ‑ DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Asset Contribution Agreement.   The following defined terms shall have the meanings ascribed to them in this Article 1:

1.1            “Affiliate” means, with respect to Geron or Asterias, any corporation, limited liability company, limited partnership or other entity in control of, controlled by, or under common control with such party.

1.2            “Combination Product” means any Product which includes one or more active ingredients other than a Product in combination with a Product, including a fixed-dose combination product.

1.3            “Confidential Information” means any and all information that is contained in any report under Section 3.1, or disclosed by Asterias or any of its Affiliates to Geron or its Representatives in connection with any audit under Section 3.2.

1.4            "Contributed Patents" means all of the patents, patent applications and patent rights to inventions identified on Schedule 1 and all active prosecution cases related thereto.

1.5            “Excluded Product” means any Product covered by one or more patents licensed to or from Geron under the cross-license among Geron, ES Cell International Pte Ltd. and Cell Cure Neurosciences, Ltd.

1.6            “First Commercial Sale” means the first sale for end-use or consumption of a Product.

1.7            "Net Sales" means the total gross amount invoiced and paid to Asterias or any Affiliate of Asterias for sales or transfers of Products to an unrelated third party anywhere in the world,

(a) less deductions for:

(i)            freight, postage and duties and transportation charges directly related to the Products sold (including handling and insurance with respect thereto);

(ii)            sales, value added and excise taxes or customs paid, and any other similar governmental charges imposed upon the sale of the Products that are not recoverable;

(iii)            allowances, chargebacks or credits actually granted by Asterias or its Affiliates to end-users not in excess of the selling price of Products, on account of rejection, outdating, recalls or return of Products; and

(iv)            rebates, reimbursements, fees or similar payments:  (1) to wholesalers and other distributors, pharmacies and other retailers, buying groups (including group purchasing organizations), health care insurance carriers, pharmacy benefit management companies, health maintenance organizations, hospitals, clinics, government agencies or authorities or other institutions or health care organizations; or (2) to patients and other third parties arising in connection with any program applicable to Products under which the Asterias or its Affiliates provide to low income, uninsured or other patients the opportunity to obtain one or more Products at a reduced cost.

For the avoidance of doubt, if a single item falls into more than one of the categories set forth in clauses “(a)(i)” through “(a)(iv)” above, such item may not be deducted more than once.  For purposes of determining Net Sales, a Product shall be deemed to be sold when invoiced.

(b) Net Sales for any Combination Product in a country shall be calculated as follows:

(i)            Where all active ingredients in such Combination Product are sold separately in the country, Net Sales shall be calculated by multiplying actual Net Sales of such Combination Product in such country as determined above by the fraction A/(A+B), where A is the net invoice price of the Product as sold separately in such country, and B is the sum of the net invoice prices of the other active ingredients in the combination.

(ii)            If the Product component of the Combination Product is sold separately in the country, but none of such other active ingredient(s) is sold separately in such country, Net Sales for the purpose of determining royalties due hereunder for the Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where A is the net invoice price of such Product component as sold separately, and C is the net invoice price of the Combination Product.
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(iii)            If the Product component of the Combination Product is not sold separately in the country, but the other active ingredient(s) are sold separately in such country, Net Sales for the purpose of determining royalties due hereunder for the Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction (C-D)/C, where: C is the net invoice price, in such country, for the Combination Product, and D is the sum of the net invoice prices charged for the other active ingredients in the Combination Product.

(iv)            If none of the Product component and the other active ingredients are sold separately in the country, Net Sales for the purposes of determining royalties due hereunder for the Combination Product will be determined by mutual agreement of the parties, according to the formula D/(D+E), where D is the fair market value of the portion of the Combination Products that contains the Product, and E is the fair market value of the portion of the Combination Product containing the other active ingredients in such Combination Product.  In applying the foregoing formulas, Asterias (or its Affiliate if the sale was by an Affiliate) shall act in good faith and accordance with Asterias’ (or its Affiliate if the sale was by an Affiliate) regular accounting methods, consistently applied.

(c) If a Product is sold for consideration other than cash, the Net Sales from such sale shall be deemed the then fair market value of such Product.

1.8            “Partially Excluded Product” means any Product which includes one or more Products that are not Excluded Products in combination with one or more Excluded Products.

1.9            "Product" means any composition or product the manufacture, use, sale, offer for sale, or importation of which would constitute, but for ownership or licensed rights to use one or more of the Contributed Patents, an infringement of any Valid Claim under one or more Contributed Patents.  The term “Product”, as used herein, shall include Combination Products.

1.10         “Representatives” means, with respect to Geron or Asterias, such party’s Affiliates and its and their respective officers, directors, employees, agents, attorneys, accountants and advisors.

1.11         “Sales Agent” means any distributor, independent sales representative, consignee or other agent retained in writing by Asterias or any Affiliate of Asterias for the purpose of selling Products on behalf of Asterias and Asterias’ Affiliates.  For the avoidance of doubt, the foregoing shall not include collaborators, partners or sublicensees of Asterias or Asterias’ Affiliates who sell Products other than on behalf of Asterias or Asterias’ Affiliates.

1.12         "Term" means the period of time beginning on the Effective Date and ending on the expiration or termination date of the last Valid Claim such that no Valid Claims remain in effect in any country.

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1.13         “Valid Claim” shall mean a claim of an issued and unexpired patent included within the Contributed Patents, which has not been held permanently revoked, unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.

For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:  (a) the use herein of the plural shall include the single and vice versa and the use of the masculine shall include the feminine; (b) unless otherwise set forth herein, the use of the terms “including,” “includes,” or “include” means “including but not limited to,” “includes but is not limited to,” or “include but not be limited to,” respectively; and (c) the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision.  Additional terms may be defined throughout this Agreement.

ARTICLE 2- ROYALTIES

2.1                          Royalties.

(a)            Commencing on the First Commercial Sale of each Product by Asterias, an Affiliate of Asterias, or a Sales Agent, Asterias shall pay Geron a royalty in the amount of four percent (4%) of Net Sales of such Product.

(b)            In the case of sales of Products by any individual or entity other than a Sales Agent, Asterias or any Affiliate of Asterias (any such individual or entity, a “non-Affiliate”) where Asterias or any Affiliate of Asterias receives a royalty or other cash payment in respect of such Product sales, Asterias shall pay Geron fifty percent (50%) of all such royalties and other cash payments received by Asterias or such Affiliate of Asterias in respect to such Product sales; provided, however, that royalties or other such payments derived from the sales of Combination Products shall be calculated on the basis set forth for Net Sales for Combination Products specified in clauses “(b)(i)” to “(b)(iv)” of Section 1.7.   The parties acknowledge and agree that in no event will Asterias pay Geron an amount in excess of any royalty or other cash payment received by Asterias or such Affiliate of Asterias, less all cash payments owed by Asterias or such Affiliate of Asterias to third parties, in each case, with respect to such Product sales.

(c)            Geron will not be entitled to receive any royalties or other cash payments pursuant to this Agreement with respect to Excluded Products that are not  Partially Excluded Products.  With respect to Partially Excluded Products, any royalty on Net Sales pursuant to Section 2.1(a) or royalty or other cash payment derived  from the sales of any Partially Excluded Products pursuant to Section 2.1(b) shall be calculated on the basis set forth for Net Sales for Combination Products specified in clauses “(b)(i)” to “(b)(iv)” of Section 1.7 as if the Excluded Product(s) (together with any other active ingredient(s) that are not Products in the event that such Partially Excluded Product also constitutes a Combination Product) were the active ingredients that are not Products.
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(d)            Asterias’ obligation to pay royalties or other cash payments on Net Sales, or with respect to royalties or other cash payments received from any non-Affiliate with respect to any Product, shall expire on a country by country basis upon the expiration of the last to expire Valid Claim covering such Product in any country where the Product is sold.

(e)            Geron will not be entitled to receive any payments under this Section 2 with respect to any payments or reimbursements received by Asterias, any Affiliate of Asterias or any Sales Agent for advertising or similar marketing and promotional expenses.

ARTICLE 3 – REPORTS, RECORDS AND PAYMENTS

3.1                          Reports.  After the First Commercial Sale of a Product, Asterias shall submit to Geron quarterly reports within sixty (60) days after the end of each calendar quarter. Each report shall set forth Product sales by Asterias and each of its Affiliates in the most recently completed calendar quarter, and shall show:

    (a)            the gross sales and Net Sales (including all deductions used to calculate Net Sales, and the amounts of each such deduction) during the most recently completed calendar quarter and the royalties, in US dollars, payable with respect thereto;

(b)            the amount of each Product sold; and

(c)            any amounts due and payable to Asterias during the most recently completed calendar quarter, in US dollars, on account of Products sold by non-Affiliates, where Asterias received a royalty or other cash payment on Product sales; and

(d)            the exchange rates used to convert foreign currencies into US dollars.

If no Products have been sold by Asterias and its Affiliates and no royalties or other cash payments have been received by Asterias or its Affiliates with respect to Products sold by non-Affiliates during any reporting period, Asterias shall so report.

3.2                          Records & Audits.

(a)            Asterias shall keep, and shall require its Affiliates to keep, accurate and correct records of all Products sold.  Asterias shall also keep accurate and correct records of all royalties received on account of Products sold by non-Affiliates where Asterias receives a royalty or other cash payment on Product sales.  Such records shall be retained by Asterias for at least three (3) years following a given reporting period.
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(b)            All records described in Section 3.2(a) shall be available during normal business hours for inspection at the expense of Geron by a certified public accountant selected by Geron and in compliance with the other terms of this Agreement for the sole purpose of verifying reports and payments due. Such inspector shall not disclose to Geron any information other than information relating to the accuracy of reports and payments made under this Agreement, and shall sign a reasonably acceptable confidentiality agreement with Asterias obligating such inspector to retain such information in confidence pursuant to such confidentiality agreement. In the event that any such inspection shows an under reporting and underpayment in excess of five percent (5%) for any twelve-month (12-month) period, then Asterias shall pay the cost of the audit as well as any additional sum that would have been payable to Geron had the Asterias reported correctly, plus an interest charge at a rate of rate per annum 300 basis points over the “prime rate” (as announced by Bank of America or any successor thereto) in effect on the date such overdue amount was originally required to be paid. Such interest shall be calculated from the date the correct payment was due to Geron up to the date when such payment is actually made by Asterias or an Affiliate. For underpayment not in excess of five percent (5%) for any twelve-month (12-month) period, Asterias shall pay the difference within thirty (30) days without interest charge or inspection cost.

(c)            Asterias acknowledges and agrees that, due to the unique nature of the records subject to audit under Section 3.2(b), Geron would be incapable of verifying reports and payments made by Asterias pursuant to this Agreement without access to such records, that there may be no adequate remedy at law for any breach of Asterias’ obligations under Section 3.2(b), and therefore, that upon any breach thereof by Asterias, Geron shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law.

3.3                          Payments.

(a)            All royalties due Geron shall be paid in United States dollars.  When Net Sales or royalties are denominated in currencies other than United States dollars, Asterias shall first determine the royalty in the currency of the country in which Products were sold or royalties were paid and then convert the amount into equivalent United States dollars, using the exchange rate published on Bloomberg at 5:00pm California time on the last business day of the applicable period in question or in the Wall Street Journal on such date if not so published on Bloomberg.

(b)            Asterias shall pay all payments due hereunder quarterly within sixty (60) calendar days after the end of each calendar quarter. Each such payment shall be for earned payments accrued within Asterias 's most recently completed calendar quarter.

ARTICLE 4– TERM AND TERMINATION

This Agreement shall be effective on the Effective Date and shall terminate on the expiration of the Term.  Asterias’ obligation under this Article 4 shall survive termination of this Agreement as follows: (a) with respect to paying royalties and providing reports, until the last required quarterly report has been provided and all royalties due with respect to Net Sales or royalties received by Asterias from non-Affiliates with respect to sales of Products during the Term have been paid; (b) with respect to Geron’s right to audit the books and records of Asterias and its Affiliates, for a period of one year, and (c) with respect to retaining books and records of Product sales and royalties received, for three years.
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ARTICLE 5 - CONFIDENTIALITY

5.1            During the Term and for a period of three (3) years thereafter, Geron shall not disclose any Confidential Information to any third party (other than Geron’s Representatives who have a need to know such Confidential Information) or use such Confidential Information to compete with Asterias; provided, however, that this Section 5.1 shall not restrict Geron from performing any obligation or exercising any right under this Agreement and shall not restrict Geron’s individual Representatives from using Residual Knowledge.  For purposes of this Agreement, “Residual Knowledge” means ideas, concepts, know-how, or techniques related to the Confidential Information that are retained in the unaided memories of the Geron’s individual Representatives who have had access to the Confidential Information.  An individual Representative’s memory is considered unaided if the employee has not intentionally memorized the relevant Confidential Information for the purpose of retaining and subsequently using or disclosing it.  Geron shall not direct any of its individual Representatives to use or practice any Residual Knowledge.  In protecting the Confidential Information from unauthorized disclosure to any third party, Geron shall use at least the same degree of care as it uses in preventing the unauthorized disclosure of its own confidential information.

5.2            Notwithstanding anything contained herein to the contrary, Confidential Information shall not include information that: (a) is or becomes publicly available (other than through a breach of this Agreement); (b) was known to or in the possession of Geron or any of its Representatives at the time of disclosure to Geron by any Representative of Asterias or by any Representative of any Affiliate of Asterias; (c) is independently developed or acquired by Geron or any of its Representatives without the use of Confidential Information; (d) is disclosed with the prior written approval of Asterias or any of its Representatives; or (e) becomes known to Geron or its Representatives from a third party  (other than a former officer, director or employee of Geron or its Affiliates who knew such information during the term of their office, directorship or employment with Geron or its Affiliates) on a nonconfidential basis without breach of this Agreement by Geron.

5.3            Notwithstanding anything contained herein to the contrary, Geron shall be permitted to disclose Confidential Information to the extent required by law or pursuant to the order or legal process of a court, administrative agency, or other governmental body (including by deposition, interrogatory, request for documents, subpoena, civil investigation, demand or similar process), or any rule, regulation, policy statement or other formal demand of any national securities exchange, market or automated quotation system; provided, that, to the extent permitted by applicable law or any order or requirement of a court, administrative agency or other governmental body, Geron will, as promptly as practicable, provide Asterias with prior written notice of such requirement so that Asterias may seek a protective or other order at its sole expense, or waive compliance with the terms of this Agreement with respect to such disclosure.  If such protective order is not timely obtained, or if Asterias waives compliance with the provisions hereof or fails to promptly respond to Geron’s written notice, Asterias will, without liability under this Agreement, furnish only that portion of the Confidential Information that it is advised by its outside legal counsel is legally required and will exercise commercially reasonable efforts to obtain assurance that confidential treatment, if available, will be accorded such Confidential Information.  Notwithstanding anything to the contrary contained herein, Geron may disclose Confidential Information to the extent required by federal or state securities laws or reporting obligations to the United States Securities and Exchange Commission.

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5.4            Except as required by law, including but not limited to federal and state securities laws or reporting obligations to the United States Securities and Exchange Commission, or pursuant to the order or requirement of a court, administrative agency or other governmental body (including by deposition, interrogatory, request for documents, subpoena, civil investigation, demand or similar process), or any rule, regulation, policy statement or other formal demand of any national securities exchange, market or automated quotation system, neither Geron nor Asterias shall publicly disclose any terms and conditions of this Agreement unless expressly authorized to do so in writing by the other party, which authorization shall not be unreasonably withheld.  This restriction shall not apply with respect to any terms and conditions of this Agreement that are or become publicly available (other than through a breach of this Agreement).

5.5            Each of Geron and Asterias acknowledge and agree that due to the unique nature of the Confidential Information and the terms and conditions of this Agreement, there may be no adequate remedy at law for any breach of its obligations under this Article 5, and therefore, that upon any breach thereof by the other party, Geron or Asterias shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law.

ARTICLE 6- NOTICES AND OTHER COMMUNICATIONS

Any notice or other communication required to be given to any party will be deemed to have been properly given and to be effective (a) on the date of delivery if delivered by hand, air courier delivery service, confirmed facsimile transmission, or confirmed electronic mail, or (b) four days after being deposited in the United States Mail, certified first class postage prepaid, in each case if sent to the respective addresses, FAX number or email address given below, or to another address as it shall designate by written notice given to the other party in the manner provided in this Article.

In the case of Asterias:	Asterias Biotherapeutics, Inc.
301 Harbor Bay Parkway, Suite 100
Alameda, California 94502
FAX: (510) 521-3389
Attention: Thomas Okarma, Chief Executive Officer

In the case of Geron:	Geron Corporation
149 Commonwealth Drive
Menlo Park, CA 94024
FAX: (650) 473-7750
Attention: Vice President, Legal
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ARTICLE 7 – GOVERNING LAW AND JURISDICTION

7.1            This Agreement and all claims or causes of action (whether in contract or tort or otherwise) based upon, arising out of or related to this Agreement or the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the State of California without regard to conflict of laws principles that would result in the application of any law other than the laws of the State of California.  Except as provided for in Section 7.2, each of Geron and Asterias: (a) consents to and submits to the exclusive jurisdiction and venue of the Superior Court of the State of California for the  County of Santa Clara of the State of California or the United States District Court for the Northern District of California, in any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement; (b) agrees that all claims in respect of any such Proceeding shall be heard and determined in any such court; (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; and (d) shall not bring any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated by this Agreement in any other court.  Each of Geron and Asterias waives any defense of inconvenient forum to the maintenance of any Proceeding so brought and waives any bond, surety or other security that might be required of any other Person with respect thereto.  Each of Geron and Asterias hereby agrees that service of any process, summons, notice or document in accordance with the provisions of Article 6 shall be effective service of process for any Proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT.

7.2            Notwithstanding anything to the contrary contained in this Agreement, any claim (other than a claim for injunctive or other equitable relief from a court of competent jurisdiction in accordance with Section 7.1) for any breach of Geron’s or Asterias’ obligations or covenants under this Agreement (“Claim”) shall be brought and resolved exclusively in accordance with the provisions of Schedule 10.10(b) of the Asset Contribution Agreement and shall otherwise be governed by the applicable provisions of this Article 7 as if Geron or Asterias were bringing such Claim as a Geron Indemnitee or Asterias Indemnitee, respectively, thereunder; provided, however, that nothing in this Section 7.2 shall prevent any party from seeking injunctive and other equitable relief from a court of competent jurisdiction in compliance with Section 7.1 hereof.

7.3            In the event that any party to this Agreement becomes aware of any event or circumstance that would reasonably be expected to constitute or give rise to any Claim for Damages, the party having the right to bring such Claim (“Claimant”) shall take all commercially reasonable efforts to mitigate and minimize all Damages that may result from the breach giving rise to the Claim (it being understood that nothing in this Agreement shall limit such Claimant’s right to seek recovery from the other party with respect to any costs of such mitigation).  Each Claimant shall use reasonable efforts to collect any amounts available under insurance coverage for any Damages for which a Claim may be brought under this Agreement.  The amount of any Damages for which a Claim may be brought shall be net of any amounts recovered by the Claimant under insurance policies with respect to such Damages in excess of the sum of:  (i) reasonable out-of-pocket costs and expenses relating to collection under such policies; and (ii) any deductible associated therewith to the extent paid or by which insurance proceeds were reduced.  “Damages” shall mean any  damage, loss, liability, cost, judgment, award, fee (including any legal fee, expert fee, accounting fee or advisory fee) or expense; provided, however, that in no event shall Damages include any special, indirect, incidental or consequential damages except in the case of a violation of Section 5.1.

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7.4            Subject to any injunction or other equitable remedies that may be available to any party, a party shall not be liable or responsible in any manner whatsoever to the other party with respect to the matters contemplated by this Agreement other than for Claims brought as provided in this Article 7 and subject to the limitations contained therein; provided, however, that no Claim against a party for fraud by such party shall be subject to the limitations of this Article 7.

ARTICLE 8 ‑ MISCELLANEOUS PROVISIONS

8.1            Nothing herein shall be deemed to constitute either party as the agent or representative of the other party.

8.2            The parties hereto acknowledge that this Agreement sets forth the entire Agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

8.3            The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

8.4            The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

8.5            This Agreement, and the rights and obligations of Asterias under this Agreement, may not be assigned by Asterias except: (a) with the prior written consent of Geron; (b) in connection with a merger or consolidation of Asterias; or (c) an assignment by Asterias in connection with a sale of all or substantially all of the Contributed Patents.  Geron may freely assign this Agreement or any of its rights and obligations under this Agreement; provided, that Geron provides to Asterias a written agreement executed by the assignee agreeing to be bound by all of the terms and conditions of this Agreement in place of the assignor.  Subject to the provisions of this Section 8.5, this Agreement shall inure to the benefit of Geron, Asterias and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the Effective Date set forth above.

ASTERIAS BIOTHERAPEUTICS, INC.

By:	s/Thomas Okarma
Thomas Okarma, Chief Executive Officer

GERON CORPORATION

By:	s/John Scarlett
John Scarlett, Chief Executive Officer

[SIGNATURE PAGE TO ROYALTY AGREEMENT]

SCHEDULE 1

CONTRIBUTED PATENTS

Notwithstanding anything contained in the Royalty Agreement to the contrary, patents and patent applications marked “(CONSENT REQUIRED)” in this Schedule shall be deemed included on this Schedule and shall be subject to the Royalty Agreement as Contributed Patents only if Geron shall have obtained the prior express written consent of the University of Edinburgh under that certain Research and License Agreement, dated as of May 3, 1999, by and among the Roslin Institute (as predecessor-in-interest to the University of Edinburgh), Geron and Roslin Bio-Med, Ltd. (as predecessor-in-interest to Geron), as amended on October 1, 2002, September 3, 2003 and July 1, 2005, to assign or otherwise transfer such patents and patent applications to Asterias.

Geron-Owned Stem Cell Status Report - Active Cases

	TITLE	COUNTRY	APPLICATION NUMBER	FILING DATE	PATENT NUMBER	ISSUE DATE	STATUS	ADDL. ASSIGNEE / JOINT OWNER
061/005	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	US	09/530,346	24-Apr-00	6,800,480	5-Oct-04	Issued
061/006D	Feeder-Free Culture Method for Embryonic Stem Cells	US	10/330,873	24-Dec-02	7,413,902	19-Aug-08	Issued
061/235AU	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	AU	12771/99	23-Oct-98	729377	17-May-01	Issued
061/236CA	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	CA	2307807	23-Oct-98	2,307,807	2-Sep-08	Issued

061/237EP	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	EP	98956192.3	23-Oct-98			Pending
061/238JP	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	JP	2000-517062	23-Oct-98	3880795	17-Nov-06	Issued
061/239JP D	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells in Feeder-Free Culture	JP	2000-185486	23-Oct-98	3880778	17-Nov-06	Issued
061/241HK	Methods and Materials for the Growth of Primate-Derived Primordial Stem Cells	HK	01100775	23-Oct-98			Pending
081/002C	Dendritic Cell Vaccine Containing Telomerase Reverse Transcriptase for the Treatment of Cancer	US	09/675,321	29-Sep-00	6,440,735	27-Aug-02	Issued
081/003P	Method for Identifying and Killing Cancer Cells	US	10/208,243	30-Jul-02	7,402,307	22-Jul-08	Issued
081/004D	Cellular Telomerase Vaccine and Its Use for Treating Cancer	US	11/413,838	27-Apr-06	7,824,849	2-Nov-10	Issued
081/202CA	Dendritic Cell Vaccine Containing Telomerase Reverse Transcriptase for the Treatment of Cancer	CA	2347067	30-Mar-99			Pending

081/206CH	Methods and Compositions for Eliciting an Immune Response to a Telomerase Antigen	CH	999161938	30-Mar-99	1068296	10-Aug-11	Issued
081/207DE	Methods and Compositions for Eliciting an Immune Response to a Telomerase Antigen	DE	999161938	30-Mar-99	1068296	10-Aug-11	Issued
081/208FR	Methods and Compositions for Eliciting an Immune Response to a Telomerase Antigen	FR	999161938	30-Mar-99	1068296	10-Aug-11	Issued
081/209GB	Methods and Compositions for Eliciting an Immune Response to a Telomerase Antigen	GB	999161938	30-Mar-99	1068296	10-Aug-11	Issued
081/210IT	Methods and Compositions for Eliciting an Immune Response to a Telomerase Antigen	IT	999161938	30-Mar-99	1068296	10-Aug-11	Issued
090/004D	Use of TGF Beta Superfamily Antagonists to Make Dopaminergic Neurons from Embryonic Stem Cells	US	11/010,230	10-Dec-04	7,560,281	14-Jul-09	Issued
090/005C	Neural Cell Populations from Primate Pluripotent Stem Cells	US	12/477,726	3-Jun-09	8,252,586	28-Aug-12	Issued

090/006C	Use of TGF Beta Superfamily Antagonists and Neurotrophins to Make Neurons from Embryonic Stem Cells	US	12/500,998	10-Jul-09	8,153,428	10-Apr-12	Issued
090/007C	Neural Cell Populations from Primate Pluripotent Stem Cells	US	13/561,296	30-Jul-12			Pending
091/004	cDNA Libraries Reflecting Gene Expression During Growth and Differentiation of Human Pluripotent Stem Cells	US	09/688,031	10-Oct-00	6,667,176	23-Dec-03	Issued
091/009C	Use of Human Embryonic Stem Cells for Drug Screening and Toxicity Testing	US	10/039,956	23-Oct-01	7,041,438	9-May-06	Issued
091/011P	Embryonic Stem Cells Having Genetic Modifications	US	10/948,956	24-Sep-04	7,413,904	19-Aug-08	Issued
091/030P	Culture System for Rapid Expansion of Human Embryonic Stem Cells	US	10/235,094	4-Sep-02	7,410,798	12-Aug-08	Issued
091/031D	Medium for Growing Human Embryonic Stem Cells	US	10/873,922	21-Jun-04	7,297,539	20-Nov-07	Issued
091/033P	Medium for Growing Human Embryonic Stem Cells	US	10/949,181	24-Sep-04	7,455,983	25-Nov-08	Issued
091/037C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	US	12/170,219	9-Jul-08			Pending

091/038C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	US	12/710,078	22-Feb-10			Pending
091/039C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	US	12/763,884	20-Apr-10	8,097,458	17-Jan-12	Issued
091/040C	Culture System for Rapid Expansion of Human Embryonic Stem Cells	US	13/323,567	12-Dec-11			Pending
091/051	Suspension Culture of Human Embryonic Stem Cells	US	11/917,993	18-Dec-07			Pending
091/201AU	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	AU	11128/01	10-Jan-01	751321	5-Dec-02	Issued
091/202IL	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	IL	141742	10-Jan-01	141742	10-Dec-06	Issued
091/204JP D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	JP	2001-138021	10-Jan-01	4919445	10-Feb-12	Issued
091/205SG	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	SG	200101413-3	10-Jan-01	79595	31-Dec-08	Issued
091/206IN	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	IN	00361/CHENP/2001	10-Jan-01	219103	25-Apr-08	Issued

091/207CA	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	CA	2388811	10-Jan-01	2,388,811	6-Oct-09	Issued
091/209EP	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	EP	01900997.6	10-Jan-01			Pending
091/211HK	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	HK	03107166	10-Jan-01			Pending
091/212IL D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	IL	177324	10-Jan-01	177324	30-Mar-12	Issued
091/217IN D2	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	IN	4588/CHENP/2006	10-Jan-01	238318	28-Jan-10	Issued
091/218CN D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	CN	200910129670.2	10-Jan-01			Pending
091/219EP D	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	EP	10175090.9	10-Jan-01			Pending
091/220HK	Techniques for Growth and Differentiation of Human Pluripotent Stem Cells	HK	11106881.6	10-Jan-01			Pending
091/301AU	Culture System for Rapid Expansion of Human Embryonic Stem Cells	AU	2002323593	5-Sep-02	2002323593	11-Oct-07	Issued

091/303UK	Culture System for Rapid Expansion of Human Embryonic Stem Cells	GB	0404910.2	5-Sep-02	2394723	20-Jul-05	Issued
091/304EP	Culture System for Rapid Expansion of Human Embryonic Stem Cells	EP	02757586.9	5-Sep-02			Pending
091/305IL	Culture System for Rapid Expansion of Human Embryonic Stem Cells	IL	160403	5-Sep-02	160403	17-Sep-10	Issued
091/306JP	Culture System for Rapid Expansion of Human Embryonic Stem Cells	JP	2003-525623	5-Sep-02			Pending
091/307SG	Culture System for Rapid Expansion of Human Embryonic Stem Cells	SG	200400924-7	5-Sep-02	102946	31-May-06	Issued
091/314EP D	Culture System for Rapid Expansion of Human Embryonic Stem Cells	EP	10174954.7	5-Sep-02			Pending
091/315IL D	Culture System for Rapid Expansion of Human Embryonic Stem Cells	IL	204178	5-Sep-02			Pending
091/316JP D	Culture System for Rapid Expansion of Human Embryonic Stem Cells	JP	2009-271501	5-Sep-02			Pending
091/317HK	Culture System for Rapid Expansion of Human Embryonic Stem Cells	HK	11106437.5	5-Sep-02			Pending

091/402EP	Medium for Growing Human Embryonic Stem Cells	EP	05775294.1	13-Jul-05			Pending
091/403AU	Medium for Growing Human Embryonic Stem Cells	AU	2005271723	13-Jul-05	2005271723	31-Mar-11	Issued
091/404UK	Medium for Growing Human Embryonic Stem Cells	GB	0702793.1	13-Jul-05	2431165	1-Apr-09	Issued
091/405IL	Medium for Growing Human Embryonic Stem Cells	IL	180447	13-Jul-05	180447	1-Feb-12	Issued
091/406SG	Medium for Growing Human Embryonic Stem Cells	SG	200700160-5	13-Jul-05	128950	30-Jun-09	Issued
091/407HK	Medium for Growing Human Embryonic Stem Cells	HK	07110996.6	13-Jul-05	1103106	17-Jul-09	Issued
091/408EP D	Medium for Growing Human Embryonic Stem Cells	EP	10180759.2	13-Jul-05			Pending
091/501AU	Suspension Culture of Human Embryonic Stem Cells	AU	2006262369	20-Jun-06	2006262369	18-Oct-12	Issued
091/502CA	Suspension Culture of Human Embryonic Stem Cells	CA	2613369	20-Jun-06			Pending
091/503EP	Suspension Culture of Human Embryonic Stem Cells	EP	06785185.7	20-Jun-06			Pending
091/504GB	Suspension Culture of Human Embryonic Stem Cells	GB	0800365.9	20-Jun-06	2441488	29-Sep-10	Issued

091/505IL	Suspension Culture of Human Embryonic Stem Cells	IL	188264	20-Jun-06	188264	30-Mar-12	Issued
091/506IN	Suspension Culture of Human Embryonic Stem Cells	IN	81/CHENP/2008	20-Jun-06			Pending
091/507JP	Suspension Culture of Human Embryonic Stem Cells	JP	2008-518312	20-Jun-06			Pending
091/508KR	Suspension Culture of Human Embryonic Stem Cells	KR	10-2008-7001755	20-Jun-06			Pending
091/509SG	Suspension Culture of Human Embryonic Stem Cells	SG	200718866-7	20-Jun-06	138384	30-Nov-10	Issued
091/510CN	Suspension Culture of Human Embryonic Stem Cells	CN	200680027460.7	20-Jun-06			Pending
091/511HK	Suspension Culture of Human Embryonic Stem Cells	HK	08102719.8	20-Jun-06	1122836	26-Nov-10	Issued
091/512AU D	Suspension Culture of Human Embryonic Stem Cells	AU	2012203350	20-Jun-06			Pending
092/002	Conditioned Media for Propagating Human Pluripotent Stem Cells	US	09/900,752	6-Jul-01	6,642,048	4-Nov-03	Issued
093/002	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	US	09/718,308	20-Nov-00	6,458,589	1-Oct-02	Issued

093/003D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	US	09/872,182	31-May-01	6,506,574	14-Jan-03	Issued
093/004P	Process for Making Hepatocytes from Pluripotent Stem Cells	US	10/001,267	31-Oct-01	7,256,042	14-Aug-07	Issued
093/005P	Hepatocytes for Therapy and Drug Screening Made From Embryonic Stem Cells	US	10/087,142	1-Mar-02	7,282,366	16-Oct-07	Issued
093/030P	Protocols for Making Hepatocytes from Embryonic Stem Cells	US	10/810,311	26-Mar-04	7,473,555	6-Jan-09	Issued
093/032C	Protocols for Making Hepatocytes from Embryonic Stem Cells	US	12/277,136	24-Nov-08			Pending
093/041	Differentiation of Primate Pluripotent Cells to Hepatocyte-Lineage Cells	US	12/303,104	1-Dec-08	8,148,151	3-Apr-12	Issued	Univ. Edinburgh (CONSENT REQUIRED)
093/201AU	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	AU	2001259170	26-Apr-01	2001259170	11-May-06	Issued
093/202CA	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	CA	2407505	26-Apr-01	2,407,505	23-Oct-07	Issued
093/204EP	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	EP	01932661	26-Apr-01			Pending
093/205KR	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	KR	2002-7014467	26-Apr-01	10-0729971	13-Jun-07	Issued

093/206IN	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	IN	IN/PCT/2002/01764/CHE	26-Apr-01	208929	16-Aug-07	Issued
093/207IL	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	IL	152481	26-Apr-01	152481	1-Mar-11	Issued
093/208JP	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	JP	2001-578620	26-Apr-01			Pending
093/209SG	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	SG	200206520-9	26-Apr-01	92,561	31-Mar-05	Issued
093/210GB	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	GB	0227573.3	26-Apr-01	2,380,490	29-Dec-04	Issued
093/211AU D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	AU	2004205306	26-Apr-01	2004205306	14-Apr-05	Issued
093/211HK	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	HK	03108081	26-Apr-01			Pending
093/213CN D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	CN	201010528128.7	26-Apr-01			Pending
093/214EP D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	EP	010175113.9	26-Apr-01			Pending
093/215KR D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	KR	2007-7003241	26-Apr-01	10-0868473	6-Nov-08	Issued
093/216IN D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	IN	437/CHENP/2007	26-Apr-01	238673	17-Feb-10	Issued

093/218JP D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	JP	2012-139735	26-Apr-01			Pending
093/221AU D	Hepatocyte Lineage Cells Derived from Pluripotent Stem Cells	AU	2004205307	26-Apr-01	2004205307	7-Apr-05	Issued
093/401EP	Differentiation of Primate Pluripotent Cells to Hepatocyte-Lineage Cells	EP	07795625.8	1-Jun-07			Pending	Univ. Edinburgh (CONSENT REQUIRED)
093/402UK	Differentiation of Primate Pluripotent Cells to Hepatocyte-Lineage Cells	GB	0823060.9	1-Jun-07	2453074	22-Jun-11	Issued	Univ. Edinburgh (CONSENT REQUIRED)
094/004D	Making Neural Cells for Human Therapy or Drug Screening from Human Embryonic Stem Cells	US	09/872,183	31-May-01	6,833,269	21-Dec-04	Issued
094/005C	Neural Progenitor Cell Populations	US	11/281,040	16-Nov-05	8,148,148	3-Apr-12	Issued
094/006C	Neural Progenitor Cell Populations	US	12/332,783	11-Dec-08	8,252,585	28-Aug-12	Issued
094/007C	Neural Progenitor Cell Populations	US	13/558,078	25-Jul-12			Pending
094/011P	Screening Small Molecule Drugs Using Neural Cells Differentiated from Human Embryonic Stem Cells	US	10/157,288	28-May-02	7,250,294	31-Jul-07	Issued
094/013D	Use of Cyclic AMP and Ascorbic Acid to Produce Dopaminergic Neurons from Embryonic Stem Cells	US	11/009,504	10-Dec-04	7,763,463	27-Jul-10	Issued

094/201IN	A Medical Composition Comprising Neural Cells	IN	397/MAS/2001	16-May-01	231156	3-Mar-09	Issued
094/202AU	Neural Progenitor Cell Populations	AU	2001263199	16-May-01	2001263199	16-Sep-04	Issued
094/203CA	Neural Progenitor Cell Populations	CA	2409698	16-May-01	2,409,698	26-Oct-10	Issued
094/204CN	Neural Progenitor Cell Populations	CN	01809662.X	16-May-01	100580079	13-Jan-10	Issued
094/205EP	Neural Progenitor Cell Populations	EP	01937463.6	16-May-01			Pending
094/206IL	Neural Progenitor Cell Populations	IL	152741	16-May-01	152741	1-May-11	Issued
094/207JP	Neural Progenitor Cell Populations	JP	2001-585312	16-May-01			Pending
094/208KR	Neural Progenitor Cell Populations	KR	2002-7015192	16-May-01	903755	12-Jun-09	Issued
094/209SG	Neural Progenitor Cell Populations	SG	200206677-7	16-May-01	92,904	30-Dec-04	Issued
094/210GB	Neural Progenitor Cell Populations	GB	0229369.4	16-May-01	2,379,447	29-Dec-04	Issued
094/211HK	Neural Progenitor Cell Populations	HK	03108154.2	16-May-01	1055765	30-Sep-10	Issued
094/212JP D	Neural Progenitor Cell Populations	JP	2012-260896	16-May-01			Pending
094/221AU D	Neural Progenitor Cell Populations	AU	2004214542	16-May-01	2004214542	16-Aug-07	Issued
094/301AU	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	AU	2002322270	20-Jun-02	2002322270	1-Oct-09	Issued

094/303CN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	CN	02815144.5	20-Jun-02	100384986	30-Apr-08	Issued
094/304EP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	EP	02756248.7	20-Jun-02			Pending
094/305GB	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	GB	0400167.3	20-Jun-02	2,393,733	14-Sep-05	Issued
094/306IN	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	IN	2018/CHENP/2003	20-Jun-02	224902	24-Oct-08	Issued
094/307IL	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	IL	159324	20-Jun-02	159324	31-Jul-12	Issued
094/308JP	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	JP	2003-507255	20-Jun-02	4526265	11-Jun-10	Issued
094/309KR	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	KR	2003-7016718	20-Jun-02			Pending

094/310SG	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	SG	200307601-5	20-Jun-02	101,708	30-Dec-05	Issued
094/311HK	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	HK	05107808.2	20-Jun-02	1075673	6-Feb-09	Issued
094/312CN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	CN	200610101371.4	20-Jun-02	101029302	30-Mar-11	Issued
094/316IN D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	IN	5529/CHENP/2007	20-Jun-02	247544	18-Apr-11	Issued
094/318JP D	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	JP	2010-009966	20-Jun-02		10-Dec-12	Issued
094/319JP D2	Dopaminergic Neurons and Proliferation-Competent Precursor Cells for Treating Parkinson's Disease	JP	2012-246396	20-Jun-02			Pending

096/003	Differentiated Cells Suitable For Human Therapy	US	09/783,203	13-Feb-01	6,576,464	10-Jun-03	Issued
096/004	Selective Antibody Targeting of Undifferentiated Stem Cells	US	09/995,419	26-Nov-01	6,921,665	26-Jul-05	Issued	Univ. Edinburgh (CONSENT REQUIRED)
096/007C	Differentiated Cells Suitable For Human Therapy	US	11/359,341	21-Feb-06			Pending
096/201AU	Differentiated Stem Cells Suitable for Human Therapy	AU	2002237681	26-Nov-01	2002237681	22-Mar-07	Issued
096/202CA	Differentiated Stem Cells Suitable for Human Therapy	CA	2434760	26-Nov-01			Pending
096/204EP	Differentiated Stem Cells Suitable for Human Therapy	EP	01986488.3	26-Nov-01			Pending
096/205GB	Differentiated Stem Cells Suitable for Human Therapy	GB	0313389.9	26-Nov-01	2,386,120	9-Mar-05	Issued
096/207IL	Differentiated Cells Suitable for Human Therapy	IL	155695	26-Nov-01	155695	1-Feb-08	Issued
096/208IN	Differentiated Stem Cells Suitable for Human Therapy	IN	00782/CHENP/2003	26-Nov-01	229151	13-Feb-09	Issued
096/211SG	Differentiated Stem Cells Suitable for Human Therapy	SG	200302425-4	26-Nov-01	96,763	31-Jul-06	Issued
096/213CN D	Differentiated Stem Cells Suitable for Human Therapy	CN	200910224980.2	26-Nov-01			Pending
096/218IN D	A Modified Population of Cells Differentiated from Primate Pluripotent Stem (pPS) Cells	IN	1873/CHENP/2003	26-Nov-01			Pending

096/300GB	Selective Antibody Targeting of Undifferentiated Stem Cells	GB	0128409	27-Nov-01	2,374,076	25-Feb-04	Issued	Univ. Edinburgh (CONSENT REQUIRED)
097/201AU	Tolerizing Allografts of Pluripotent Stem Cells	AU	2002239294	21-Nov-01	2002239294	28-Aug-06	Issued
097/205GB	Tolerizing Allografts of Pluripotent Stem Cells	GB	0313387.3	21-Nov-01	2,386,125	23-Feb-05	Issued
097/211SG	Tolerizing Allografts of Pluripotent Stem Cells	SG	200302419-7	21-Nov-01	96,450	31-Jul-07	Issued
098/201AU	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	AU	2002322379	3-Jul-02	2002322379	15-Feb-07	Issued
098/202CA	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	CA	2453068	3-Jul-02			Pending
098/204EP	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	EP	02756367.5	3-Jul-02			Pending
098/205GB	Osteoblasts Derived from Human Embryonic Stem Cells	GB	0400481.8	3-Jul-02	2,392,674	10-Aug-05	Issued
098/206IL	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	IL	159578	3-Jul-02	159578	1-Mar-11	Issued
098/209SG	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	SG	200400102	3-Jul-02	102,198	29-Sep-06	Issued

098/213CN D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	CN	200910152133.X	10-Jul-09			Pending
098/214HK D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	HK	10107815.6	3-Jul-02			Pending
098/217IN D	Mesenchymal Cells and Osteoblasts from Human Embryonic Stem Cells	IN	2634/CHENP/2005	3-Jul-02	236883	25-Nov-09	Issued
099/003	Cardiomyocyte Precursors from Human Embryonic Stem Cells	US	10/193,884	12-Jul-02	7,425,448	16-Sep-08	Issued
099/004P	Process for Making Transplantable Cardiomyocytes from Human Embryonic Stem Cells	US	10/805,099	19-Mar-04	7,732,199	8-Jun-10	Issued
099/006D	Differentiation Protocol for Making Human Cardiomyocytes	US	11/040,691	21-Jan-05	7,763,464	27-Jul-10	Issued
099/031	Direct Differentiation Method for Making Cardiomyocytes from Human Embryonic Stem Cells	US	11/086,709	21-Mar-05	7,452,718	18-Nov-08	Issued
099/032C	Direct Differentiation Method for Making Cardiomyocytes from Human Embryonic Stem Cells	US	12/210,779	15-Sep-08	7,897,389	1-Mar-11	Issued
099/033C	Differentiation Protocol for Making Human Cardiomyocytes	US	12/234,916	22-Sep-08	7,851,167	14-Dec-10	Issued

099/041	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	US	11/471,916	20-Jun-06			Pending
099/201AU	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	AU	2002313670	12-Jul-02	2002313670	30-Jul-09	Issued
099/202CA	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	CA	2453438	12-Jul-02			Pending
099/203CN	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	CN	02813927.5	12-Jul-02			Pending
099/204EP	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	EP	02753376.9	12-Jul-02			Pending
099/205GB	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	GB	0400570.8	12-Jul-02	2,393,734	27-Jul-05	Issued
099/206IL	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	IL	159580	12-Jul-02	159,580	8-Nov-08	Issued

099/207IN	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	IN	00033/CHENP/2004	12-Jul-02	250850	1-Feb-12	Issued
099/208JP	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	JP	2003-512669	12-Jul-02			Pending
099/209SG	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	SG	200400096-4	12-Jul-02	101,797	27-Jan-06	Issued
099/211HK	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	HK	05100018.3	12-Jul-02			Pending
099/212KR D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	KR	2010-7000243	12-Jul-02	10-0073411	7-Oct-11	Issued
099/214JP D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	JP	2010-219095	12-Jul-02			Pending
099/215IN D	Cells of the Cardiomyocyte Lineage Produced from Human Pluripotent Stem Cells	IN	7542/CHENP/2011	12-Jul-02			Pending
099/301AU	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	AU	2005224670	18-Mar-05	2005224670	11-Nov-10	Issued

099/302CA	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	CA	2559854	18-Mar-05			Pending
099/303CN	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	CN	200580008779	18-Mar-05			Pending
099/304EP	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	EP	05732662.1	18-Mar-05			Pending
099/305GB	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	GB	0619719.8	18-Mar-05	2,427,873	10-Sep-08	Issued
099/306IL	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	IL	178006	18-Mar-05	178006	1-Dec-11	Issued
099/307IN	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	IN	5842/DELNP/2006	18-Mar-05			Pending

099/308JP	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	JP	2007-504142	18-Mar-05	4971131	13-Apr-12	Issued
099/309SG	Method for Making High Purity Cardiomyocyte Preparations Suitable for Regenerative Medicine	SG	200606477-8	18-Mar-05	125692	31-Mar-09	Issued
099/401AU	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	AU	2006262329	20-Jun-06	2006262329	7-Apr-11	Issued
099/402CA	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	CA	2611809	20-Jun-06			Pending
099/403CN	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	CN	200680022866.6	20-Jun-06			Pending
099/404EP	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	EP	06785229.3	20-Jun-06			Pending
099/405GB	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	GB	0800264.4	20-Jun-06	2441718	6-Oct-10	Issued
099/406IL	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	IL	187611	20-Jun-06			Allowed

099/407IN	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	IN	9175/DELNP/2007	20-Jun-06			Pending
099/408JP	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	JP	2008-518339	20-Jun-06			Pending
099/409KR	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	KR	10-2008-7001452	20-Jun-06			Pending
099/410SG	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	SG	200718867-5	20-Jun-06	138693	30-Nov-10	Issued
099/411HK	Differentiation of Primate Pluripotent Stem Cells to Cardiomyocyte-Lineage Cells	HK	08103905	20-Jun-06	1109913	3-Dec-10	Issued
131/011P	Using Undifferentiated Embryonic Stem Cells to Control the Immune System	US	10/949,702	24-Sep-04	7,799,324	21-Sep-10	Issued	Univ. Western Ontario
131/201AU	Hematopoietic Cells from Human Embryonic Stem Cells	AU	2002366603	6-Dec-02	2002366603	15-Jan-09	Issued	Univ. Western Ontario
131/204EP	Hematopoietic Cells from Human Embryonic Stem Cells	EP	02804740.5	6-Dec-02			Pending	Univ. Western Ontario
131/205GB	Hematopoietic Cells from Human Embryonic Stem Cells	GB	0414957.1	6-Dec-02	2399572	7-Jun-06	Issued	Univ. Western Ontario

131/206IL	Hematopoietic Cells from Human Embryonic Stem Cells	IL	162130	6-Dec-02	162130	1-Sep-10	Issued	Univ. Western Ontario
131/208JP	Hematopoietic Cells from Human Embryonic Stem Cells	JP	2003-551273	6-Dec-02			Pending	Univ. Western Ontario
131/210SG	Hematopoietic Cells from Human Embryonic Stem Cells	SG	200403341-1	6-Dec-02	104768	31-Jul-06	Issued	Univ. Western Ontario
131/212AU D	Hematopoietic Cells from Human Embryonic Stem Cells	AU	2008243182	6-Dec-02			Pending	Univ. Western Ontario
131/213CN D	Hematopoietic Cells from Human Embryonic Stem Cells	CN	200910174800.4	6-Dec-02			Pending	Univ. Western Ontario
131/214EP D	Hematopoietic Cells from Human Embryonic Stem Cells	EP	10175120.4	6-Dec-02			Pending	Univ. Western Ontario
131/215GB D	Use of Undifferentiated Embryonic Stem Cells To Induce Immune Tolerance and Improve Allograft Acceptance	GB	0503865.8	6-Dec-02	2412379	29-Mar-06	Issued	Univ. Western Ontario
131/216IL D	Hematopoietic Cells from Human Embryonic Stem Cells	IL	200768	6-Dec-02	200768	1-Feb-12	Issued	Univ. Western Ontario
131/217KR D	Hematopoietic Cells from Human Embryonic Stem Cells	KR	2010-7024253	6-Dec-02			Pending	Univ. Western Ontario
131/218JP D	Hematopoietic Cells from Human Embryonic Stem Cells	JP	2009-265829	6-Dec-02			Pending	Univ. Western Ontario

131/219HK	Hematopoietic Cells from Human Embryonic Stem Cells	HK	11109490.3	6-Dec-02			Pending	Univ. Western Ontario
131/220AU D2	Hematopoietic Cells from Human Embryonic Stem Cells	AU		6-Dec-02			Pending	Univ. Western Ontario
132/002	Islet Cells from Human Embryonic Stem Cells	US	10/313,739	6-Dec-02	7,033,831	25-Apr-06	Issued
132/003D	Endoderm Cells from Human Embryonic Stem Cells	US	11/262,633	31-Oct-05	7,326,572	5-Feb-08	Issued
132/004C	Islet Cells from Human Embryonic Stem Cells	US	11/960,477	19-Dec-07			Pending
132/005C	Islet Cells from Human Embryonic Stem Cells	US	12/262,536	31-Oct-08			Pending
132/006C	Islet Cells from Human Embryonic Stem Cells	US	12/543,875	19-Aug-09			Pending
132/007C	Drug Screening Using Islet Cells and Islet Cell Progenitors from Human Embryonic Stem Cells	US	12/762,676	19-Apr-10			Pending
132/008C	Drug Screening Using Islet Cells and Islet Cell Progenitors from Human Embryonic Stem Cells	US	12/947,605	16-Nov-10			Pending
132/031	Differentiation and Enrichment of Islet-Like Cells from Human Pluripotent Stem Cells	US	12/303,895	8-Dec-08			Allowed

132/201AU	Islet Cells from Human Embryonic Stem Cells	AU	2002364143	6-Dec-02	2002364143	5-Jun-08	Issued
132/202CA	Islet Cells from Human Embryonic Stem Cells	CA	2470539	6-Dec-02	2,470,539	4-Oct-11	Issued
132/203CN	Islet Cells from Human Embryonic Stem Cells	CN	02824367.6	6-Dec-02	1602351	30-Mar-11	Issued
132/204EP	Islet Cells from Human Embryonic Stem Cells	EP	02799217.1	6-Dec-02			Pending
132/205GB	Islet Cells from Human Embryonic Stem Cells	GB	0414958.9	6-Dec-02	2,399,823	15-Feb-06	Issued
132/206IL	Islet Cells from Human Embryonic Stem Cells	IL	162131	6-Dec-02	162131	31-Mar-11	Issued
132/207IN	Islet Cells from Human Embryonic Stem Cells	IN	1795/DELNP/2004	6-Dec-02			Pending
132/208JP	Islet Cells from Human Embryonic Stem Cells	JP	2003-551271	6-Dec-02	4666567	21-Jan-11	Issued
132/209KR	Islet Cells from Human Embryonic Stem Cells	KR	2004-7008713	6-Dec-02	1089591	29-Nov-11	Issued
132/210SG	Islet Cells from Human Embryonic Stem Cells	SG	200403559-8	6-Dec-02	104,854	31-Aug-06	Issued
132/211GB D	Islet Cells from Human Embryonic Stem Cells	GB	0517624.3	6-Dec-02	2415432	6-Sep-06	Issued
132/212HK	Islet Cells from Human Embryonic Stem Cells	HK	05106662.9	6-Dec-02	1074218	2-Dec-11	Issued
132/213CN D	Islet Cells from Human Embryonic Stem Cells	CN	200710307353.6	6-Dec-02			Pending

132/214HK	Islet Cells from Human Embryonic Stem Cells	HK	09100086.6	6-Dec-02			Pending
132/215AU D	Islet Cells from Human Embryonic Stem Cells	AU	2007254644	6-Dec-02	2007254644	22-Apr-10	Issued
132/216IL D	Islet Cells from Human Embryonic Stem Cells	IL	188472	6-Dec-02	188472	31-Mar-11	Issued
132/217IN D	Islet Cells from Human Embryonic Stem Cells	IN	6576/DELNP/2009	6-Dec-02			Pending
132/218JP D	Islet Cells from Human Embryonic Stem Cells	JP	2008-040781	6-Dec-02	4917559	3-Feb-12	Issued
132/219KR D	Islet Cells from Human Embryonic Stem Cells	KR	2008-7002476	6-Dec-02	10-0008868	11-Jan-11	Issued
132/220AU D2	Islet Cells from Human Embryonic Stem Cells	AU	2010200610	6-Dec-02			Pending
132/221CA D	Islet Cells from Human Embryonic Stem Cells	CA	2692325	6-Dec-02			Pending
132/222EP D	Islet Cells from Human Embryonic Stem Cells	EP	10174969.5	6-Dec-02			Pending
132/223HK	Islet Cells from Human Embryonic Stem Cells	HK	11106412.4	6-Dec-02			Pending
132/224JP D2	Islet Cells from Human Embryonic Stem Cells	JP	2011-258931	6-Dec-02			Pending
132/225KR D2	Islet Cells from Human Embryonic Stem Cells	KR					Unfiled
133/003C	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	US	11/345,878	1-Feb-06	7,906,330	15-Mar-11	Issued

133/004C	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	US	13/021,497	4-Feb-11			Pending
133/201AU	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	AU	2002366602	6-Dec-02	2002366602	16-Oct-08	Issued
133/204EP	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	EP	02804739.7	6-Dec-02			Pending
133/206IL	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	IL	162132	6-Dec-02	162132	29-Jun-10	Issued
133/207IN	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	IN	1794/DELNP/2004	6-Dec-02			Pending
133/209KR	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	KR	2004-7008714	6-Dec-02	10-0973453	27-Jul-10	Issued
133/210SG	Chondrocyte Precursors Derived from Human Embryonic Stem Cells	SG	200403261-1	6-Dec-02	105,123	31-Aug-06	Issued
135/002	A Marker System for Preparing and Characterizing High-Quality Human Embryonic Stem Cells	US	10/389,431	13-Mar-03	7,153,650	26-Dec-06	Issued

135/201EP	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	EP	04757690.5	13-Mar-04			Pending
135/202SG	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	SG	200505876-3	13-Mar-04	115,079	31-Oct-07	Issued
135/203GB	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	GB	0520847.5	13-Mar-04	2415781	18-Jul-07	Issued
135/212SG D	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	SG	200708419-7	13-Mar-04	151119	29-May-09	Issued
135/213GB D	Genes That Are Up- or Down-Regulated During Differentiation of Human Embryonic Stem Cells	GB	0708707.5	13-Mar-04	2434867	7-Nov-07	Issued
138/202GB	Dendritic Cell Vaccines Made from Embryonic Stem Cells for Treating Cancer	GB	0703122.2	10-Aug-05	2431582	23-Dec-09	Issued
138/204HK	Dendritic Cell Vaccines for Treating Cancer Made from Embryonic Stem Cells	HK	07110697.8	10-Aug-05	1105429	23-Apr-10	Issued
151/003	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	US	12/412,183	26-Mar-09	8,093,049	10-Jan-12	Issued

151/004C	Systems for Differentiating Pluripotent Stem Cells into Hematopoietic Lineage Cells	US	13/312,349	6-Dec-11	Pending
151/201AU	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	AU	2009228215	26-Mar-09	Pending
151/202CA	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	CA	2718438	26-Mar-09	Pending
151/203CN	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	CN	200980116566.8	26-Mar-09	Pending
151/204EP	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	EP	09724052.7	26-Mar-09	Pending
151/206IL	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	IL	208116	26-Mar-09	Pending
151/207IN	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	IN	6087/CHENP/2010	26-Mar-09	Pending
151/208JP	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	JP	2011-502069	26-Mar-09	Pending

151/209KR	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	KR	2010-7021271	26-Mar-09			Pending
151/210SG	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	SG	201006607-4	26-Mar-09			Pending
151/211HK	Differentiation of Primate Pluripotent Stem Cells to Hematopoietic Lineage Cells	HK	11105528.7	26-Mar-09			Pending
161/002	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	US	12/362,190	29-Jan-09	8,241,907	14-Aug-12	Issued
161/003C	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	US	13/546,381	11-Jul-12			Pending
161/201AU	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	AU	2009209157	29-Jan-09			Pending
161/202CA	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	CA	2712891	29-Jan-09			Pending
161/203CN	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	CN	200980103922.2	29-Jan-09			Pending
161/204EP	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	EP	09705923.2	29-Jan-09			Pending
161/205IL	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	IL	207083	29-Jan-09			Pending

161/206IN	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	IN	5135/CHENP/2010	29-Jan-09	Pending
161/207JP	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	JP	2010-545155	29-Jan-09	Pending
161/208KR	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	KR	2010-7019066	29-Jan-09	Pending
161/209SG	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	SG	201005466-6	29-Jan-09	Pending
161/210HK	Synthetic Surfaces for Culturing Stem Cell Derived Cardiomyocytes	HK	11106743.4	29-Jan-09	Pending
162/002	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	US	12/362,250	29-Jan-09	Pending
162/201AU	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	AU	2009209167	29-Jan-09	Pending
162/202CA	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	CA	2714010	29-Jan-09	Pending
162/203CN	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	CN	200980103921.8	29-Jan-09	Pending
162/204EP	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	EP	09705909.1	29-Jan-09	Pending

162/205IL	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	IL	207085	29-Jan-09			Pending
162/206IN	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	IN	5136/CHENP/2010	29-Jan-09			Pending
162/207JP	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	JP	2010-545160	29-Jan-09			Pending
162/208KR	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	KR	2010-7019153	29-Jan-09			Pending
162/209SG	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	SG	201005462-5	29-Jan-09			Pending
162/210HK	Synthetic Surfaces for Culturing Stem Cell Derived Oligodendrocyte Progenitor Cells	HK	11102599.8	29-Jan-09			Pending
164/003C	Synthetic Surfaces for Differentiating Stem Cells into Cardiomyocytes (amended)	US	12/701,731	8-Feb-10			Pending
165/002	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	US	12/823,739	25-Jun-10	8,323,966	4-Dec-12	Issued

165/003C	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	US	13/679,663	16-Nov-12	Pending
165/201AU	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	AU	2010266016	25-Jun-10	Pending
165/202CA	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	CA	2766164	25-Jun-10	Pending
165/203CN	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	CN	201080032011.8	25-Jun-10	Pending
165/204IL	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	IL	217061	25-Jun-10	Pending
165/205IN	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	IN	47/CHENP/2012	25-Jun-10	Pending
165/206JP	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	JP	2012-517776	25-Jun-10	Pending
165/207KR	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	KR	2012-7001572	25-Jun-10	Pending

165/208SG	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	SG	201109522-1	25-Jun-10	Pending
165/209GB	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	GB	1201047.6	25-Jun-10	Pending
165/210EP	Differentiated Pluripotent Stem Cell Progeny Depleted of Extraneous Phenotypes	EP	10792733.7	25-Jun-10	Pending
166/200PCT	Enriched Populations of Cardiomyocyte Lineage Cells from Pluripotent Stem Cells	WO	PCT/US2012/30799	28-Mar-12	Pending

Geron-Licensed Stem Cell Status Report - Active Cases

FILE NO.	TITLE	COUNTRY	APPLICATION NUMBER	FILING DATE	PATENT NUMBER	ISSUE DATE	STATUS	ASSIGNEE
131/004C	Reconstructing Hematopoietic Cell Function Using Human Embryonic Stem Cells	US	10/862,625	7-Jun-04			Pending	Univ. Western Ontario
134/002	Method of Producing Oligodendrocytes from Human Embryonic Stem Cells for Drug Screening or Treatment of Spinal Cord Injury	US	10/406,817	4-Apr-03	7,285,415	23-Oct-07	Issued	Regents Univ. California

134/004C	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	US	11/637,632	11-Dec-06	7,579,188	25-Aug-09	Issued	Regents Univ. California
134/005D	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	US	12/357,244	21-Jan-09			Pending	Regents Univ. California
134/201AU	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	AU	2003250477	11-Jul-03	2003250477	3-Jul-08	Issued	Regents Univ. California
134/202CA	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	CA	2489203	11-Jul-03			Pending	Regents Univ. California
134/203CN	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	CN	03816184.2	11-Jul-03			Pending	Regents Univ. California
134/204EP	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	EP	03764084.4	11-Jul-03			Pending	Regents Univ. California

134/205GB	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	GB	0502774.3	11-Jul-03	2,407,822	22-Feb-06	Issued	Regents Univ. California
134/206IL	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	IL	165645	11-Jul-03	165645	1-Mar-11	Issued	Regents Univ. California
134/207IN	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	IN	4091/DELNP/2004	11-Jul-03			Pending	Regents Univ. California
134/208JP	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	JP	2005-505090	11-Jul-03	4823689	24-Nov-11	Issued	Regents Univ. California
134/209SG	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	SG	200407816-8	11-Jul-03	108,775	31-Jan-07	Issued	Regents Univ. California

134/210HK	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	HK	06113936.4	19-Dec-06	Pending	Regents Univ. California
134/211EP D	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	EP	10175854.8	11-Jul-03	Pending	Regents Univ. California
134/212JP D	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	JP	2011-047716	11-Jul-03	Pending	Regents Univ. California
134/213IN D	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	IN	4057/DELNP/2011	11-Jul-03	Pending	Regents Univ. California
134/214HK	Oligodendrocytes Derived from Human Embryonic Stem Cells for Remyelination and Treatment of Spinal Cord Injury	HK	11105339.6	11-Jul-03	Pending	Regents Univ. California
136/002	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	US	13/082,727	8-Apr-11	Pending	Univ. Edinburgh
136/201AU	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	AU		8-Apr-11	Pending	Univ. Edinburgh

136/202CA	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	CA		8-Apr-11			Unfiled	Univ. Edinburgh
136/203CN	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	CN		8-Apr-11			Pending	Univ. Edinburgh
136/204EP	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	EP	11718764.1	8-Apr-11			Pending	Univ. Edinburgh
136/205IN	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	IN	9325/CHENP/2012	8-Apr-11			Pending	Univ. Edinburgh
136/206IL	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	IL	222292	8-Apr-11			Pending	Univ. Edinburgh
136/207JP	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	JP		8-Apr-11			Pending	Univ. Edinburgh
136/208SG	Chondrogenic Progenitor Cells, Protocol for Derivation of Cells and Uses Thereof	SG	201207371-4	8-Apr-11			Pending	Univ. Edinburgh
150/001C	Method for Producing Dendritic Cells	US	09/849,499	4-May-01	7,247,480	24-Jul-07	Issued	Isis Innovation, Ltd.
150/003C	Method for Producing Dendritic Cells	US	11/789,669	24-Apr-07	7,473,556	6-Jan-09	Issued	Isis Innovation, Ltd.

150/004C	Method for Producing Dendritic Cells	US	12/326,831	2-Dec-08	7,781,213	24-Aug-10	Issued	Isis Innovation, Ltd.
150/005C	Method for Producing Dendritic Cells	US	12/841,064	21-Jul-10	8,232,100	31-Jul-12	Issued	Isis Innovation, Ltd.
150/006C	Method for Producing Dendritic Cells	US	13/538,995	29-Jun-12			Pending	Isis Innovation, Ltd.
150/201AU	Method for Producing Dendritic Cells	AU	200010584	5-Nov-99	768,267	4-Dec-03	Issued	Isis Innovation, Ltd.
150/202CA	Dendritic Cell Manipulation	CA	2350210	5-Nov-99			Pending	Isis Innovation, Ltd.
150/203EP	Method for Producing Dendritic Cells	EP	99954148.5	5-Nov-99			Pending	Isis Innovation, Ltd.
600/001	Lysosomal Targeting of Immunogens	US	08/006,845	22-Jan-93	5,633,234	27-May-97	Issued	Johns Hopkins Univ.
600/201CA	Lysosomal Targeting of Immunogens	CA	2154445	21-Jan-94	2,154,445	26-Jun-07	Issued	Johns Hopkins Univ.
600/203JP	Lysosomal Targeting of Immunogens	JP	19940517149	21-Jan-94	3581366	30-Jul-04	Issued	Johns Hopkins Univ.
600/204AT	Lysosomal Targeting of Immunogens	AT	94910648.8	21-Jan-94	180835	15-Jun-99	Issued	Johns Hopkins Univ.
600/205DE	Lysosomal Targeting of Immunogens	DE	94910648.8	21-Jan-94	69418856	20-Jan-00	Issued	Johns Hopkins Univ.
600/206DK	Lysosomal Targeting of Immunogens	DK	94910648.8	21-Jan-94	680513	27-Dec-99	Issued	Johns Hopkins Univ.
600/207ES	Lysosomal Targeting of Immunogens	ES	94910648.8	21-Jan-94	2132395	16-Aug-99	Issued	Johns Hopkins Univ.
600/208GR	Lysosomal Targeting of Immunogens	GR	94910648.8	21-Jan-94	3031026	31-Dec-99	Issued	Johns Hopkins Univ.
601/201EP	Chimeric Vaccines	EP	02763958.2	5-Apr-02			Pending	Johns Hopkins Univ.
601/202CA	Chimeric Vaccines	CA	2446462	4-May-02			Pending	Johns Hopkins Univ.
800/001	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	08/640,444	30-Apr-96	5,853,719	29-Dec-98	Issued	Duke Univ.

800/002C	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	09/073,819	6-May-98	6,306,388	23-Oct-01	Issued	Duke Univ.
800/003C	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	09/875,264	7-Jun-01	7,101,705	5-Sep-06	Issued	Duke Univ.
800/010P	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	09/171,916	16-Feb-99	7,105,157	12-Sep-06	Issued	Duke Univ.
800/011D	RNA-loaded Antigen Presenting Cells	US	09/667,319	22-Sep-00	6,670,186	30-Dec-03	Issued	Duke Univ.
800/012C	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	11/250,546	17-Oct-05	7,601,343	13-Oct-09	Issued	Duke Univ.
800/013D	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	12/585,028	1-Sep-09	8,263,066	11-Sep-12	Issued	Duke Univ.
800/014C	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	US	13/554,938	20-Jul-12			Pending	Duke Univ.
800/020P	Method of Identifying Tumor Antigens that Elicit a T-cell Response	US	09/302,329	30-Apr-99	6,387,701	14-May-02	Issued	Duke Univ.

800/201AU	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	AU	1997/28213	30-Apr-97	724267	11-Jan-01	Issued	Duke Univ.
800/202CA	Compositions and Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	CA	2253632	30-Apr-97	2,253,632	16-Dec-08	Issued	Duke Univ.
800/204JP	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	JP	539210/97	30-Apr-97	3836151	4-Aug-06	Issued	Duke Univ.
800/213EP D	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	EP	06015438.2	30-Apr-97			Pending	Duke Univ.
800/214JP D	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	JP	2006-129005	30-Apr-97	3955311	11-May-07	Issued	Duke Univ.
800/216HK	Methods for Treating Cancers and Pathogen Infections Using Antigen-presenting Cells Loaded with RNA	HK	11108880.3	30-Apr-97			Pending	Duke Univ.
811/002	In Situ Maturation of Dendritic Cells	US	10/536,211	10-Dec-03	7,785,583	31-Aug-10	Issued	Duke Univ.
811/201AU	In Situ Maturation of Dendritic Cells	AU	2003296439	10-Dec-03	2003296439	10-Jul-09	Issued	Duke Univ.

821/001	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	US	10/362,715	24-Feb-03			Allowed	Gerold Schuler
821/002C	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	US	13/479,612	24-May-12			Pending	Gerold Schuler
821/206JP	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	JP	522234/02	24-Aug-01	4610847	22-Oct-10	Issued	Gerold Schuler
821/215AT	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	AT	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/216BE	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	BE	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/217DK	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	DK	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/218FR	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	FR		24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler

821/219IT	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	IT	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/220NL	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	NL	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/221SE	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	SE	19607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
821/222UK	Method for Producing Ready to Use, Antigen Loaded or Unloaded, Cryoconserved Mature Dendritic Cells	GB	019607084	24-Aug-01	1311658	15-Oct-08	Issued	Gerold Schuler
822/002C	CD4+ CD25+ Regulatory T Cells from Human Blood	US	13/530,488	22-Jun-12			Pending	Argos Therapeutics, Inc.
822/201AU	CD4+CD25+ Regulatory T Cells from Human Blood	AU	2002257648	12-Mar-02	2,002,257,648	17-Jan-08	Issued	Argos Therapeutics, Inc.
822/202BR	CD4+CD25+ Regulatory T Cells from Human Blood	BR	0208076.1	12-Mar-02			Pending	Argos Therapeutics, Inc.
822/203CA	CD4+CD25+ Regulatory T Cells from Human Blood	CA	2441213	12-Mar-02			Pending	Argos Therapeutics, Inc.

822/204CN	CD4+ CD25+ Regulatory T Cells from Human Blood	CN	02809777.7	12-Mar-02			Pending	Argos Therapeutics, Inc.
822/206JP	CD4+CD25+ Regulatory T Cells from Human Blood	JP	571855/02	12-Mar-02			Pending	Argos Therapeutics, Inc.
822/207KR	CD4+CD25+ Regulatory T Cells from Human Blood	KR	2003-7011970	12-Mar-02			Pending	Argos Therapeutics, Inc.
822/208DE	CD4+CD25+ Regulatory T Cells from Human Blood	DE		12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
822/209FR	CD4+CD25+ Regulatory T Cells from Human Blood	FR	027273978	12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
822/210IE	CD4+CD25+ Regulatory T Cells from Human Blood	IE	027273978	12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
822/211NL	CD4+CD25+ Regulatory T Cells from Human Blood	NL	027273978	12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
822/212SE	CD4+CD25+ Regulatory T Cells from Human Blood	SE	027273978	12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
822/213UK	CD4+CD25+ Regulatory T Cells from Human Blood	GB	027273978	12-Mar-02	1379625	30-Jun-10	Issued	Argos Therapeutics, Inc.
830/004C	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	US	08/458,230	2-Jun-95	5,851,756	22-Dec-98	Issued	Rockefeller Univ. and Argos
830/005D	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	US	09/073,596	6-May-98			Pending	Rockefeller Univ. and Argos

830/010P	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	US	08/261,537	17-Jun-94	5,994,126	30-Nov-99	Issued	Rockefeller Univ. and Argos
830/201AU	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	AU	40461/93	1-Apr-93	687733	5-Mar-98	Issued	Rockefeller Univ. and Argos
830/202CA	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	CA	2133409	1-Apr-93	2,133,409	24-May-11	Issued	Rockefeller Univ. and Argos
830/204JP	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	JP	517738/1993	1-Apr-93	3649335	18-May-05	Issued	Rockefeller Univ. and Argos
830/312MN	Method for In Vitro Proliferation of Dendritic Cell Precursors and Their Use to Produce Immunogens	MN	93911581.2	1-Apr-93	633,929	3-Mar-04	Issued	Rockefeller Univ. and Argos